SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________

                                   FORM 8-K/A
                               Amendment No. 1 to

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported) November 22, 1999

        RICA FOODS, INC. (formerly known as Costa Rica International, Inc.)
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)


                               0-18222 87-0432572
           ----------------------------------------------------------
           (Commission File Number) (IRS Employer Identification No.)

                            95 MERRICK WAY, SUITE 507
                           CORAL GABLES, FLORIDA 33134
               (Address of principal executive offices) (Zip Code)


                                 (305) 476-1757
                                 --------------
               (Registrant's telephone number, including area code)

     This Current Report on Form 8-K/A amends Item 7(a) and (b) of the Current Report filed with the Securities and Exchange Commission (the "SEC") on November 29, 1999.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

         Financial statements of Corporacion As de Oros, S.A. and Subsidiaries ("As de Oros") have been consolidated in the Audited Consolidated Financial Statements and supplementary data of Rica Foods, Inc. (the "Company") filed in the Company's Annual Report on Form 10-K with the SEC on January 13, 2000.

(b)      PRO FORMA FINANCIAL INFORMATION

         1. Pro Forma Combined Condensed Balance Sheet as of September 30, 1999 (Unaudited).
         2. Pro Forma Combined Condensed Statement of Income for the year ended September 30, 1999 (Unaudited).

                PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)



The following pro forma combined condensed financial statements and related notes give effect to the acquisition of the remaining 43.62% of Corporacion As de Oros, S.A. and Subsidiaries ("As de Oros"), a Costa Rican corporation, in exchange for the issuance of 1,670,921 restricted shares of common stock of the Company. The acquisition of As de Oros is being accounted for under the purchase method of accounting. The pro forma unaudited combined financial statements are presented using the Company's audited consolidated financial statements for the year ended September 30, 1999. The pro forma adjustments and the assumptions on which they are based are described in the accompanying notes to the pro forma financial statements.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the consolidated financial position or consolidated results of operations of the Company that would have been reported had the transaction occurred on the date indicated, nor do they represent a forecast of the consolidated financial position of the Company at any future date or the consolidated results of operations of the Company for any future period. The pro forma financial statements, including the notes thereto, should be read in conjunction with the Consolidated Financial Statements of the Company included in its Annual Report on Form 10-K for the year ended September 30, 1999, filed with the SEC on January 13, 2000.


                              Pro Forma Consolidated Condensed Balance Sheet reflecting the Company, after giving effect to the acquisition of the remaining minority interest of
                                                         As de Oros (Unaudited)
                                                        As of September 30, 1999
                                                         (Dollars in thousands)

                                                                                             Pro Forma           Combined Pro Forma
                                                              Rica Foods, Inc.              Adjustments             Balance Sheet
                                                              ----------------              -----------          ------------------

                          Assets
                          ------
Cash and cash equivalents                                         $  3,913                                            $  3,913
Notes and accounts receivable, net                                   9,603                                               9,603
Inventories, net                                                    13,897                                              13,897
Other current assets                                                 3,354                                               3,354
                                                                  --------                                            --------
       Total current assets                                         30,767                                              30,767
                                                                  --------                                            --------

Property, plant and equipment, net                                  31,923         (1)         4,790                    36,713
Long-term investment                                                 4,261                                               4,261
Cost in excess of acquired business, net                             1,382         (2)         2,273                     3,655
Other assets                                                         1,990                                               1,990
                                                                  --------                                            --------
       Total assets                                               $ 70,323                                            $ 77,386
                                                                  ========                                            ========

            Liabilities and Stockholders' Equity
            ------------------------------------

Current liabilities:
    Accounts payable                                              $ 12,085                                            $ 12,085
    Notes payable                                                    7,583                                               7,583
    Other current liabilities                                        4,862                                               4,862
                                                                  --------                                            --------
        Total current liabilities                                   24,530                                              24,530

Long-term debt, net of current portion                              21,443                                              21,443
Due to stockholders                                                     17                                                  17
Deferred income tax liability                                        1,765         (3)         1,437                     3,202
                                                                  --------                                            --------
       Total liabilities                                            47,755                                              49,192
                                                                  --------                                            --------

Minority interest                                                    9,468         (4)        (2,227)                    7,241

Stockholders' equity:
    Common stock                                                         7         (5)             2                         9
    Preferred stock                                                  2,216                                               2,216
    Additional paid-in capital                                      12,137         (5)         7,851                    19,988
    Comprehensive loss                                              (6,828)                                             (6,828)
    Retained earnings                                                6,481                                               6,481
                                                                  --------                                            --------
                                                                    14,013                                              21,866
Less:
    Due from stockholders                                             (645)                                               (645)
    Treasury stock, at cost                                           (268)                                               (268)
                                                                  --------                                            --------
       Total stockholders' equity                                   13,100                                              20,953
                                                                  --------                                            --------

      Total liabilities and stockholders' equity                  $ 70,323                                            $ 77,386
                                                                  ========                                            ========


                            The accompanying notes to unaudited pro forma combined condensed Balance
                                       Sheet are an integral part of these statements.



                              Pro Forma Consolidated Condensed Statement of Income reflecting the Company, after giving effect to the acquisition of the remaining minority interest of
                                                            As de Oros (Unaudited)
                                                    For the year ended September 30, 1999
                                                (Dollars in thousands except per share data)

                                                                                                Pro Forma        Combined Pro Forma
                                                                        Rica Foods, Inc.       Adjustments        Income Statement
                                                                        ----------------       -----------       ------------------

Sales                                                                       $    118,550                               $    118,550
Cost of sales                                                                     77,275  (1)         259                    77,534
                                                                            ------------                               ------------
    Gross profit                                                                  41,275                                     41,016
                                                                            ------------                               ------------

Operating expenses:
    General and administrative                                                    11,413  (1)          57                    11,470
    Selling                                                                       17,036  (1)         163                    17,199
    Amortization of cost in excess of net assets of acquired business                399  (2)         455                       854
                                                                            ------------                               ------------
       Total operating expenses                                                   28,848                                     29,523
                                                                            ------------                               ------------

       Income from operations                                                     12,427                                     11,493

Other expenses (income):
    Interest expense                                                               3,484                                      3,484
    Interest income                                                                 (677)                                      (677)
    Foreign exchange losses, net                                                   1,806                                      1,806
    Miscellaneous, net                                                              (360)                                      (360)
                                                                            ------------                               ------------
       Total other expenses                                                        4,253                                      4,253
                                                                            ------------                               ------------

   Income before income taxes and minority interest                                8,174                                      7,240

Provision for income taxes                                                           762  (3)        (144)                      618
                                                                            ------------                               ------------
Income before minority interest                                                    7,412                                      6,622
Minority interest                                                                 (4,133) (4)      (2,061)                   (2,072)
                                                                            ------------                               ------------
Net income                                                                         3,279                                      4,500
Preferred stock dividends                                                            238                                        238
                                                                            ------------                               ------------
Net income applicable to common stockholders                                $      3,041                               $      4,312
                                                                            ============                               ============
Earnings per share:
     Basic earnings per share                                               $       0.43
                                                                            ============
     Diluted earnings per share                                             $       0.42
                                                                            ============
Weighted average number of common shares outstanding:
     Basic                                                                     7,122,170
                                                                               =========
     Diluted                                                                   7,269,769
                                                                               =========
Pro forma earnings per share:
     Pro forma basic earnings per share                                                                                $       0.49
                                                                                                                       ============
     Pro forma diluted earnings per share                                                                              $       0.48
                                                                                                                       ============
Pro forma weighted average number of common shares outstanding:
    Pro forma basic                                                                                                       8,793,091
                                                                                                                         ==========
    Pro forma  diluted                                                                                                    8,940,690
                                                                                                                         ==========

                            The accompanying notes to unaudited pro forma combined condensed financial statements are an integral parts of these statements.

           NOTES TO PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS


The pro forma statements and related notes give pro forma effect to the acquisition of the remaining minority interest of 43.62% of Corporacion as de Oros S.A. ("As de Oros") by Rica Foods, Inc. ("Rica" or the "Company"). The acquisition of the minority interest in As de Oros was accounted for under the purchase method of accounting. The minority interest of As de Oros was acquired by the Company on November 22, 1999.

The balance sheet of the Company as of September 30, 1999, as filed in the Company's Consolidated Financial Statements and supplementary data filed in its Annual Report on Form 10-K with the SEC on January 13, 2000, includes the account balances of As de Oros as of September 30, 1999 as well as the corresponding minority interest of As de Oros. The combined pro forma balance sheet use the acquisition date of September 30, 1999 to reflect the acquisition of the minority interest in As de Oros.

The statement of income of the Company for the year ended September 30, 1999 as filed in the Company's Annual Report on Form 10-K with the SEC on January 13, 2000, includes the results of operations for As de Oros, net of the minority interest, for the year then ended. The combined pro forma income statement uses an acquisition date of October 1, 1998 to reflect the acquisition of the minority interest in As de Oros.

The pro forma basic and diluted earnings per share, are based on the weighted average number of common shares and common shares equivalents outstanding during the year ended September 30, 1999, including the issuance of 1,670,921 restricted shares issued to acquire the remaining 43.62% of As de Oros. As part of the pro forma calculation the shares issued to acquire As de Oros are recorded as issued on October 1, 1998.

The unaudited pro forma statements of earnings are not necessarily indicative of operating results which would have been achieved had the transactions been consummated as of October 1, 1998 and should not be construed as a representative future of earnings.

The Company does not expect to adopt any material change to the accounting policies used by As de Oros, nor expects the acquisition of 100% of the minority interest in As de Oros to result in any material changes concerning current income taxes.

The following adjustments were recorded in the pro forma financial statements to reflect the acquisition of the minority interest of As de Oros:

1. Reflects excess fair market value over book value of the net assets acquired from As de Oros and its respective depreciation. Excess fair market value over book value was allocated to property, plant and equipment, and is amortized over a period of approximately 10 years using the straight-line method, which is consistent with the useful life of the assets.

2. Reflects excess of purchase price over fair value of the 43.62% of As de Oros' net assets acquired on November 22, 1999 ("Goodwill") and its respective amortization. Goodwill is amortized using the straight-line method over a 5-year period.

3. Represents a deferred tax liability originated by the excess of fair market value over the book value of property, plant and equipment acquired from As de Oros, and the tax effect of the amortization of these assets.

4. Eliminates As de Oros' minority interest as of September 30, 1999 and the minority interest's proportionate share of income from the operations of As de Oros for the year ended September 30, 1999.

5. Reflects issuance of 1,670,921 restricted shares to acquire the remaining 43.62% of As de Oros, during the year ended September 30, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               RICA FOODS, INC.

Dated:    February 1, 2000                     By: /S/ RANDALL PIEDRA
                                                  -----------------------------
                                                  RANDALL PIEDRA
                                                   Chief Financial Officer









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